Exhibit 99.1

Investor Presentation-February 2018 M..AT.X. Maison. Investor Presentation 1 February 2018-Slide 1 NYSE.

Forward Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and information that is known to us as of February 13, 2018. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 11-18 of our 2016 Form 10-K filed with the SEC on February 24, 2017, and other subsequent filings by Matson with the SEC. Statements made in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (510) 628-4021; or by accessing them on the web at http://www.matson.com. Investor Presentation | February 2018 – Slide 2

Matson: At a Glance • • A leading U.S. carrier in the Pacific Lifeline to economies of Hawaii, Alaska and Guam Niche, premium, expedited service from China to Southern California 35% ownership in SSAT that operates 7 West Coast terminals • Top 10 integrated, asset-light logistics services Freight forwarding, rail intermodal, highway brokerage and warehousing Leverages Matson and Span Alaska brands Scalable model with high ROIC • • • • • Three Months Ended 9/30/2017 Nine Months Ended 9/30/2017 Revenue Ocean Transportation Logistics $ 419.2 124.7 $ 1,181.9 348.9 Operating Income Ocean Transportation Logistics $ 54.6 7.2 $ 108.1 16.0 Investor Presentation | February 2018 – Slide 3 Total Operating Income$ 61.8$ 124.1 Total Revenue$ 543.9$ 1,530.8 LOGISTICS OCEAN TRANSPORTATION

Matson Today: Connecting the Pacific



Anchorage
Kodiak
Dutch Harbor
Seattle
Tacoma
Salt Lake City
Oakland
Corporate Office
Phoenix
Customer Service Center
LA/Long Beach
Busan
Yokohama
Kobe
Nagoya
Shanghai
Ningbo
Okinawa
Xiamen
Hong Kong
Honolulu
Headquarters
Saipan/Tinian/Rota
Guam
Ebeye/Kwajalein
Palau
Yap
Chuuk
Pohnpei
Kosrae
Majuro
Nauru
Honiara
Samoa
American Samoa
Fiji
Aitutaki
Tahiti
Vava'u
Niue
Nuku'alofa
Rarotonga
Brisbane
Sydney
Melbourne
Auckland
Nawiliwili
Kahului
Kawaihae
Hilo
HAWAII
U.S. FLAG
FOREIGN FLAG
PARTNER CARRIER

MATX LISTED NYSE

Investor Presentation | February 2018 – Slide 4

Matson.

Investment Highlights

Unique network connecting the Pacific	• Providing critical supply lifelines to island economies throughout the Pacific • Strong market positions in attractive niche markets with multi-decade customer relationships • Dual head-haul economics on China service
World class operator and premium service provider	• Well-maintained fleet with leading on-time vessel arrivals and dedicated reserve vessels • Dedicated Hawaii Neighbor Island barge fleet and Micronesia feeder vessel • Fastest transit and cargo availability creates competitive advantage and premium rates for China service • Fastest transit time to Guam from U.S. West Coast with superior on-time performance • Dedicated terminals with best in class truck turns and unmatched cargo availability
Stable, growing and defensible cash flow generation	• Increasingly diversified earnings from distinct tradelane service routes • Financial strength to invest in fleet renewal and equipment, pursue strategic opportunities and return capital to shareholders
Commitment to investing in businesses	• Investing approximately $1 billion in Hawaii fleet renewal and supporting infrastructure • Nearly $700 million in investments for Alaska entry over last 3 years
Commitment to returning cash to shareholders	• Over $215 million returned to shareholders through share repurchase and dividends since coming public in 2012(1) • Compelling dividend yield with dividend growth history
Strong balance sheet	• Investment grade credit metrics • Balance sheet strength leads to low cost of capital

(1) As of the quarter ended September 30, 2017.

MATX LISTED NYSE

Investor Presentation | February 2018 – Slide 5

Matson.

Market and Service Leader to Hawaii • Matson is the leading carrier into Oahu and Neighbor Islands, providing “just-in-time” supply lifeline Matson’s 10-Ship Deployment – 5 weekly USWC departures • 10-ship fleet deployment offering most frequent and reliable service – Only containership service from Pacific Northwest and only direct containership service from Oakland • Matson operates 3 dedicated inter-island barges connecting service to Maui, Kauai and the Big Island Competitor’s current vessel deployment • – Does not offer Pacific Northwest or Oakland direct service 3 weekly USWC containership departures – Investor Presentation | February 2018 – Slide 6

Hawaii Fleet Renewal Program

- November 2013, ordered two 3600 TEU dual fuel, LNG capable "Aloha Class" containerships from Philly Shipyard
  - Delivery 3Q-18 and 1Q-19
  - Average contract price $209 million per vessel
- August 2016, ordered two 3500 TEU platform, dual fuel, LNG capable "Kanaloa Class" ConRo's from NASSCO
  - Delivery 4Q-19 and 2Q-20
  - Average contract price $255.5 million per vessel
- Expected fleet renewal benefits:
  - Optimal Hawaii vessel fleet size
  - Completes Hawaii fleet renewal and removes reliance on near-end-of-life steamships
  - Improves fleet reliability
  - Improves weekly capacity balance

Aloha Class


Matson

Kanaloa Class


Matson

MATX LISTED NYSE
Investor Presentation | February 2018 – Slide 7
Matson.

Unique Expedited China Service (CLX) • Utilization of Jones Act ships in round trip dual head-haul revenue model – Weekly 5-ship string connecting 2 ports in China to LA / Long Beach • Matson’s expedited service results in competitive service advantage and premium rates – Matson’s service advantage results from several factors, including industry-leading transit time, efficient cargo off-loading at a dedicated terminal in Long Beach, and superior on-time performance • Attracts high value, time sensitive cargo Investor Presentation | February 2018 – Slide 8

Guam & Micronesia Service • Guam is a critical link in Matson’s network configuration – – Connections from Oakland and Pacific Northwest to Guam via Honolulu Approximately 75% of Guam cargo is sourced from the U.S. • On 8/29/15, the Department of the Navy signed the Record of Decision for relocating U.S. Marine Corps forces to Guam Competitor launched a bi-weekly U.S. flagged service with a single vessel to Guam at beginning of 2016 and added a 2nd vessel in December 2016 to provide a weekly service • – Matson’s direct service is 5 to 8 days faster with superior on-time performance • Matson serves other locations in Micronesia through connecting carrier agreements with regional carriers Investor Presentation | February 2018 – Slide 9

Alaska Service

- Similarities with Hawaii market
  - Remote, non-contiguous economy dependent on reliable container service as part of vital supply lifeline
  - A market that values premium service
  - Loyal customer base; ~80% overlap with Matson's Hawaii customers
- Long-term stable revenue profile
  - Northbound volume represents ~75% of total
  - Southbound volume more seasonal, driven by seafood industry
- Kodiak and Dutch Harbor operations are strategic
  - Critical lifeline to these communities – sole containership service provider
  - Terminal and slot charter services provided for Maersk and NYK

Matson's 3-Ship Deployment



2X Weekly
Anchorage
2X Weekly
Kodiak
1X Weekly
Dutch Harbor
Tacoma

Competitor's 2-Ship Deployment



Anchorage
Kodiak
Dutch Harbor
Tacoma

MATX LISTED NYSE

Investor Presentation | February 2018 – Slide 10

Matson.

SSAT Joint Venture

- Matson's 35% interest in leading U.S. West Coast terminal operator
- Services
  - Vessel stevedoring, terminal services, container equipment maintenance, chassis pools, on-dock rail
  - Dedicated terminals for Matson's service
- Controls cost and improves productivity
  - Economies of scale
  - Convert fixed cost to variable
- Maintains superior service for Matson
  - Key to schedule integrity
- Exposure to Pacific Rim growth



	Terminals	SSAT Market Share (1)
Long Beach / LA	2	15%
Oakland	2	70%
Seattle / Tacoma	3	30%

(1) Approximate SSAT terminal lifts as a percentage of all terminal lifts by location

MATX LISTED NYSE

Investor Presentation | February 2018 – Slide 11

Matson.

Strategic Benefits of Dedicated Terminals • Guaranteed berth/cranes – – – Work on arrival Quick turn of vessel Maintain vessel schedule • Fast truck turns Industry Range – – Customer satisfaction Considered best in class • Wheeled operations – – – Immediate cargo availability Quick yard turns Own chassis Matson’s average turn time • Late freight receiving – – Customer satisfaction Expected in domestic trade Source: Management Estimates Investor Presentation | February 2018 – Slide 12

Matson Logistics • A nationwide presence with high investment returns – – – – Leverage Matson and Span Alaska brands Asset-light businesses Scalable model with high ROIC Organic growth to complement integrated logistics solutions Consider disciplined acquisitions to expand service offering – • Freight Forwarding – Span Alaska: the market leader in Less-than-Container Load (LCL) freight consolidation and forwarding services to the Alaska market • Transportation Brokerage Highway TL and LTL – Domestic and international rail intermodal services Long-haul and regional highway trucking services Less-than-truckload and expedited freight services Freight Forwarding – – • Warehouse Domestic & International Intermodal Warehousing & Distribution – Over 1.5 million sq. ft. across 4 buildings in attractive port-based locations Investor Presentation | February 2018 – Slide 13

Addendum M..AT.X. Maison. Investor Presentation 1 February 2018-Slide 14 NYSE.

Recent Industry Announcements

- **August 17, 2017[1]: TOTE Announces Plan to Establish a Hawaii Service**
  - Working with Philly Shipyard for construction of four new vessels - new vessels will enter service in early 2020 and 2021
  - Securing space at Kapālama Container Terminal (KCT) a critical step in making the new service a reality
- **August 17, 2017[2]: Philly Shipyard Announces TOTE as its LOI Partner for Up to Four New Containerships**
- **August 23, 2017[3]: Pasha Announces Construction of Two New Vessels**
  - Contract with Keppel AmFELS with delivery of the first vessel expected in 1Q 2020, and the second vessel in 3Q 2020
- **September 21, 2017[4]: State of Hawaii Announces Modernization Plan Details**
  - Pasha will consolidate its operations from Piers 1, 2 and 51A to KCT
  - KCT construction completion targeted for 2022
  - Matson will expand into Pasha's existing site at Pier 51A on Sand Island for a contiguous terminal of 130 acres
  - TOTE will operate at Piers 1 and 2 and 45 acres of adjacent land
- **September 21, 2017[5]: Pasha Confirms Commitment from Harbors for KCT Lease**
  - KCT project supported by significant outlay by Pasha for infrastructure, including facilities and gantry cranes
  - Anticipates launch of KCT between 2022 and 2023
  - Indicates that currently container terminal at Pier 51 on Sand Island and at Piers 1 and 2 are at capacity; not possible to consolidate customer cargo until the construction of KCT is completed

(1) Source: https://www.saltchuk.com/growth/tote-announces-plans-establish-new-u-s-mainland-hawaii-shipping-service
(2) Source: http://www.phillyshipyard.com/s.cfm/2-38_77/Philly-Shipyard-announces-TOTE-Maritime-as-its-partner-under-the-previously-disclosed-Letter-of-Intent-to-build-up-to-four-new-containerships
(3) Source: https://www.pashagroup.com/news/pasha-hawaii-announces-construction-two-new-containerships-keppel-amfels
(4) Source: http://hidot.hawaii.gov/harbors/governor-ige-announces-milestone-in-harbor-modernization/
(5) Source: https://www.pashagroup.com/news/hawaii-stevedores-inc-confirms-commitment-kapalama-container-terminal

MATX LISTED NYSE
Investor Presentation | February 2018 – Slide 15
Matson.

Recent Industry Announcements (continued) January 26, 2018(1): TOTE Update on Hawaii Plan • − TOTE announced that its plans to enter the Hawaii market are on hold as a result of its Phase 1 technical review of Piers 1 and 2 in Honolulu Harbor − TOTE conducted a preliminary study of the site’s infrastructure which indicated that upgrades and improvements will be required to accommodate the new operations − Due to the scope and timing of the upgrades and improvements, TOTE would not renew the letter of intent (LOI) with Philly Shipyard that expired on January 31, 2018 • January 26, 2018(2): Philly Shipyard places TOTE containership project on hold and considers alternative projects − Based on developments announced by TOTE, the project to build Hulls 031-034 as containerships is being put on hold Philly Shipyard is suspending substantially all construction-related activities on these vessels, including design, planning and procurement work − − Philly Shipyard intends to resume this project when there is more clarity regarding the new order situation and related capital requirements (1) (2) Source: http://www.toteinc.com/tote-update-on-hawaii-plans/ Source: http://www.phillyshipyard.com/s.cfm/2-38_79/Philly-Shipyard-places-TOTE-containership-project-on-hold-and-considers-alternative-projects Investor Presentation | February 2018 – Slide 16